Filed Pursuant to Rule 497(e)

Monetta Trust Registration File No. 811-7360

MONETTA TRUST

SUPPLEMENT DATED NOVEMBER 28, 2006

TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2006

        On November 13, 2006, the Monetta Trust Board of Trustees and the Trust’s investment adviser (the "Adviser") approved a plan to liquidate and close Monetta Trust Select Technology Fund.  The liquidation is expected to occur on December 28, 2006 (the "Liquidation Date").  The remaining 4 series of the Monetta Trust will remain open and unaffected by this announcement.

The Select Technology Fund will not accept any additional purchases of Fund shares through the Liquidation Date. Shares of the Select Technology Fund may be exchanged for shares of Monetta Fund or any of the other series of the Monetta Trust before the Liquidation Date. Shareholders of taxable accounts in the Select Technology Fund who do not exchange or redeem their shares prior to the Liquidation Date will have the proceeds of their account sent to them at their address of record when the liquidation occurs. Unless otherwise instructed, shares held directly with the Select Technology Fund in an individual retirement account ("IRA"); Roth IRA; SEP or SARSEP; Coverdell Education Savings Account; custodial accounts; or certain other retirement plan accounts will be exchanged on the Liquidation Date for shares of the Monetta Trust Government Money Market Fund.

Effective as of December 28, 2006, all references to Monetta Trust Select Technology Fund in the Prospectus and Statement of Additional Information are hereby deleted.

Please keep this supplement for future reference